                                                                    Exhibit 99G
--------------------------------------------------------------------------------

                                                            EXHIBIT 99G TO
                                                      ANNUAL REPORT ON FORM 10-K
                                                      COMMISSION FILE NO. 1-3671

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                             -------------------


                                  FORM 11-K

                  ANNUAL REPORT PURSUANT TO SECTION 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                     FOR THE YEAR ENDED DECEMBER 31, 1998

A. Full title of the Plan and the address of the Plan, if different from the issuer named below:

                          GENERAL DYNAMICS CORPORATION
                                HOURLY EMPLOYEES
                        SAVINGS AND STOCK INVESTMENT PLAN

B. Name of the issuer of the securities held pursuant to the Plan and the address of its principal executive office:

                          GENERAL DYNAMICS CORPORATION
                            3190 FAIRVIEW PARK DRIVE
                        FALLS CHURCH, VIRGINIA 22042-4253

                          GENERAL DYNAMICS CORPORATION
                      SAVINGS AND STOCK INVESTMENT PLAN
                   INDEX OF FINANCIAL STATEMENTS AND EXHIBITS

                                                                              Pages of this
                                                                               Exhibit 99G

(a)    FINANCIAL STATEMENTS

       Report of Independent Public Accountants                                  1

       Statements of  Net Assets Available for Benefits, as of
       December 31, 1998 and 1997                                                2-3

       Statement of Changes in Net Assets Available for Benefits,
       For the Year Ended December 31, 1998                                      4

       Notes to Financial Statements                                             5-8

       Schedule I - Statement of Investments in Master Trust Funds               9-10
       as of December 31, 1998

       Schedule II - Schedule of Loans or Fixed Income Obligations               11-23

(b)    SIGNATURE                                                                 24

(c)    EXHIBITS

       Exhibit 23- Consent of Independent Public Accountants                     25

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN

                              FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1998 AND 1997
                         TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To General Dynamics Corporation:

We have audited the accompanying statements of net assets available for benefits of the General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan as of December 31, 1998 and 1997, and the related statement of changes in net assets available for benefits for the year ended December 31, 1998. These financial statements and the schedule referred to below are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1998 and 1997, and the changes in net assets available for benefits for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental statement of investments in master trust funds (schedule I), is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets available for benefits and the statement of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and changes in net assets available for benefits of each fund. The supplemental schedule and Fund Information are the responsibility of the Plan's management. The supplemental schedule and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ ARTHUR ANDERSEN LLP
------------------------------
ARTHUR ANDERSEN LLP

                                        1

Washington, D.C.
June 4, 1999

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN

                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
                            AS OF DECEMBER 31, 1998

                                                           STOCK        FIXED INCOME      BOND INDEX         BALANCED
                                         TOTAL             FUND            FUND              FUND              FUND
                                     -------------    -------------    -------------     -------------     -------------

ASSETS:
     Investment in Master Trust      $ 574,957,607    $ 101,534,200    $ 219,353,511     $  59,364,352     $  13,711,292
     Loans receivable                    8,732,055                -                -                 -                 -
     Miscellaneous receivables             384,676           81,887           96,920            10,445            18,572
                                     -------------    -------------    -------------     -------------     -------------
            Total assets               584,074,338      101,616,087      219,450,431        59,374,797        13,729,864
                                     -------------    -------------    -------------     -------------     -------------

LIABILITIES:
     Fund transfers                              -          225,762         (267,938)           (3,982)                -
     Accrued payables                      151,539           21,714           89,907             7,572                 -
                                     -------------    -------------    -------------     -------------     -------------
            Total liabilities              151,539          247,476         (178,031)            3,590                 -
                                     -------------    -------------    -------------     -------------     -------------
Net assets available for benefits    $ 583,922,799    $ 101,368,611    $ 219,628,462     $  59,371,207     $  13,729,864
                                     =============    =============    =============     =============     =============


                                     S&P 500 STOCK    INTERNATIONAL        SMALL CAP      DISTRIBUTION         LOAN
                                       INDEX FUND       INDEX FUND        INDEX FUND         ACCOUNT           FUND
                                     -------------    -------------     -------------     -------------    -------------

ASSETS:
     Investment in Master Trust      $ 172,007,100    $   1,813,651     $   6,671,178     $     502,323    $           -
     Loans receivable                            -                -                 -                 -        8,732,055
     Miscellaneous receivables             134,958            2,600            10,535                 -           28,759
                                     -------------    -------------     -------------     -------------    -------------
            Total assets               172,142,058        1,816,251         6,681,713           502,323        8,760,814
                                     -------------    -------------     -------------     -------------    -------------

LIABILITIES:
     Fund transfers                         99,451          (19,074)          (34,219)                -                -
     Accrued payables                        8,649                -                 -                 -           23,697
                                     -------------    -------------     -------------     -------------    -------------
            Total liabilities              108,100          (19,074)          (34,219)                -           23,697
                                     -------------    -------------     -------------     -------------    -------------
Net assets available for benefits    $ 172,033,958    $   1,835,325     $   6,715,932     $     502,323    $   8,737,117
                                     =============    =============     =============     =============    =============

   The accompanying notes are an integral part of this financial statement

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN

                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
                            AS OF DECEMBER 31, 1997


                                                        STOCK         FIXED INCOME     BOND INDEX       BALANCED
                                        TOTAL            FUND             FUND            FUND            FUND
                                     ------------    ------------     ------------    ------------    ------------

ASSETS:
     Investment in Master Trust      $449,622,959    $ 61,633,725     $202,337,138    $ 61,098,508    $  6,751,895
     Loans receivable                   4,183,423               -                -               -               -
                                     ------------    ------------     ------------    ------------    ------------
           Total assets               453,806,382      61,633,725      202,337,138      61,098,508       6,751,895
                                     ------------    ------------     ------------    ------------    ------------

LIABILITIES:
     Fund transfers                             -         (49,547)          20,374           3,800         (17,156)
     Accrued payables                      64,124           8,080           27,539          10,981           1,505
                                     ------------    ------------     ------------    ------------    ------------
           Total liabilities               64,124         (41,467)          47,913          14,781         (15,651)
                                     ------------    ------------     ------------    ------------    ------------
Net assets available for benefits    $453,742,258    $ 61,675,192     $202,289,225    $ 61,083,727    $  6,767,546
                                     ============    ============     ============    ============    ============


                                     S&P 500 STOCK   INTERNATIONAL    SMALL CAP           LOAN
                                      INDEX FUND      INDEX FUND      INDEX FUND          FUND
                                     ------------    ------------    ------------     ------------

Assets:
     Investment in Master Trust      $110,319,565    $  1,054,773    $  6,427,355     $          -
     Loans receivable                           -               -               -        4,183,423
                                     ------------    ------------    ------------     ------------
           Total assets               110,319,565       1,054,773       6,427,355        4,183,423
                                     ------------    ------------    ------------     ------------

LIABILITIES:
     Fund transfers                       108,286               -         (65,757)               -
     Accrued payables                      14,771             184           1,064                -
                                     ------------    ------------    ------------     ------------
           Total liabilities              123,057             184         (64,693)               -
                                     ------------    ------------    ------------     ------------
Net assets available for benefits    $110,196,508    $  1,054,589    $  6,492,048     $  4,183,423
                                     ============    ============    ============     ============

   The accompanying notes are an integral part of this finanicial statement

                         GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN

          STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                     FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                       STOCK         FIXED INCOME      BOND INDEX        BALANCED
                                                      TOTAL             FUND             FUND             FUND             FUND
                                                  -------------    -------------    -------------    -------------    -------------

Participation in income (loss) of Master Trust    $  85,426,379    $  26,320,633    $  15,743,823    $   4,624,100    $   1,744,141
                                                  -------------    -------------    -------------    -------------    -------------

ADD (DEDUCT):

Rollover contributions                                  555,551          117,828           70,552           28,956           82,760
Contributions by participants                        19,925,392        3,440,597        6,153,673        1,004,582          987,664
Contributions by General Dynamics Corporation         7,465,225        2,429,894        1,958,812          381,218          273,315
Participating forfeitures                               (19,927)           1,829           (3,867)            (835)            (347)
Loan repayments                                         512,613          699,231          762,291          209,178           74,648
Interportfolio transfers                                      -       12,504,370      (12,790,114)      (1,546,816)         828,913
Distributions to withdrawn participants             (46,571,693)      (5,499,443)     (22,344,609)      (6,048,846)        (566,221)
New loans issued                                              -         (321,520)      (2,522,352)        (364,057)        (368,580)
Transfers in from BIW Hourly Plan (Note 9)           62,384,678                -       30,311,028                -        3,906,025
Miscellaneous pending transactions                      502,323                -                -                -                -
                                                  -------------    -------------    -------------    -------------    -------------

Net increase (decrease)                             130,180,541       39,693,419       17,339,237       (1,712,520)       6,962,318
                                                  -------------    -------------    -------------    -------------    -------------

NET ASSETS AVAILABLE FOR BENEFITS:
Beginning of year                                   453,742,258       61,675,192      202,289,225       61,083,727        6,767,546
                                                  -------------    -------------    -------------    -------------    -------------
End of year                                       $ 583,922,799    $ 101,368,611    $ 219,628,462    $  59,371,207    $  13,729,864
                                                  =============    =============    =============    =============    =============


                                                  S&P 500 STOCK    INTERNATIONAL      SMALL CAP      DISTRIBUTION        LOAN
                                                       FUND         INDEX FUND        INDEX FUND        ACCOUNT          FUND
                                                  -------------    -------------    -------------    -------------   -------------

Participation in income (loss) of Master Trust    $  37,231,216    $     233,146    $    (470,680)   $           -   $           -
                                                  -------------    -------------    -------------    -------------   -------------

Add (deduct):

Rollover contributions                                  208,964            5,131           41,360                -               -
Contributions by participants                         7,653,513          120,800          564,563                -               -
Contributions by General Dynamics Corporation         2,200,482           37,104          184,400                -               -
Participating forfeitures                                (6,849)          (4,639)          (5,219)               -               -
Loan repayments                                         901,306           15,286           63,854                -      (2,213,181)
Interportfolio transfers                                 45,327          498,925          459,396                -               -
Distributions to withdrawn participants             (11,350,880)         (76,736)        (412,955)               -        (272,004)
New loans issued                                     (3,213,254)         (48,281)        (200,835)               -       7,038,879
Transfers in from BIW Hourly Plan (Note 9)           28,167,625                -                -                -               -
Miscellaneous pending transactions                            -                -                -          502,323               -
                                                  -------------    -------------    -------------    -------------   -------------

Net increase (decrease)                              61,837,450          780,736          223,884          502,323       4,553,694
                                                  -------------    -------------    -------------    -------------   -------------

NET ASSETS AVAILABLE FOR BENEFITS:
Beginning of year                                   110,196,508        1,054,589        6,492,048                -       4,183,423
                                                  -------------    -------------    -------------    -------------   -------------
End of year                                       $ 172,033,958    $   1,835,325    $   6,715,932    $     502,323   $   8,737,117
                                                  =============    =============    =============    =============   =============

   The accompanying notes are an integral part of this financial statement

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN

                          NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1998 AND 1997

1. The General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan (the "Plan") is a defined contribution plan covering eligible hourly employees of General Dynamics Corporation (the "Company"). The following is a brief description of the Plan provided for general information purposes. Participants should refer to the Plan agreement for more complete information.

      A participant may contribute from 1% to 10% of base earnings up to $12.01 per hour and 1% to 6% of base earnings in excess of $12.01 per hour up to $16.01 per hour. Maximum contributions for represented participants are determined by the applicable collective bargaining agreements. In addition, participants at some locations may contribute another 1% to 4% of base earnings up to $16.01 per hour on an unmatched basis. Participants at Armament Systems, Defense Systems, Advanced Technology Systems and Information Systems may contribute 1% to 15% of their salary on a pre-tax basis.

      Each participant shall direct his or her contributions to be invested in one percent increments into all funds. Participants can change their investment elections daily and can make an unlimited number of investment election changes each year.

      Most Company matching contributions to the Plan are invested in Company common stock. However, at certain locations the Company match follows the employee's election. Generally, participants that are eligible for the Company matching contribution and are 100 percent invested in the General Dynamics Stock Fund receive a 100 percent Company matching contribution in Company common stock. Participants that are eligible for the Company matching contribution but are less than 100 percent invested in the General Dynamics Stock Fund receive a 50 percent Company matching contribution in Company common stock. The matching contributions vary for participants at Armament Systems, Defense Systems, Advanced Technology Systems and Information Systems.

      Participants are eligible to participate in the Plan upon hire, and their contributions are always 100 percent vested. Company matching contributions are fully vested upon five years of service. Generally, for participants from many of the Company's subsidiaries, contributions invested in the General Dynamics Stock Fund must be maintained in that fund for 5 years before becoming eligible for transfer to any other fund. Therefore, a portion of the balance in the General Dynamics Stock Fund represents non-participant-directed investments due to the match. With the exception of the General Dynamics Stock Fund, all other investment funds are completely participant-directed.

      The Plan permits active participants and employed inactive participants to borrow up to 50% of the vested amount in their accounts (as limited by the Plan) and to repay the loan by regular payroll deductions over a period of up to five years. Loans are issued at the prime rate of interest.

      In the event the Plan is terminated, each participant will automatically be vested in the undistributed Company contributions. Each participant will receive payments based on the specific dollar amounts and shares of Company common stock in his or her account.

2. During June 1997, the Company extended the investment options for plan participants. The options added in 1997 include: Bond Index Fund, Balanced Fund, S&P 500 Stock Index Fund, International Index Fund and Small Cap Index Fund. These investment options offer participants the opportunity to invest in a broader range on the risk/return spectrum for actively traded securities.

      According to the Plan documents, the seven funds may hold the following types of investments:

      a) General Dynamics Stock Fund (the "Stock Fund") - The fund invests only in common stock of the Company.

      b) Fixed Income Fund - The fund invests in General Account and Separate Account Guaranteed Investment Contracts ("GICs"). General Account GICs are deposits with an insurance company that earn a contractually specified rate of return over a defined period. These contracts are secured by the issuer's general account (a broadly diversified portfolio of fixed income assets) and the net worth of the insurance company. Separate Account GICs are deposits with an insurance company, but are invested in a separate portfolio of high-quality securities. The GICs are not guaranteed by the Company or any government agency.

      c) Bond Index Fund - The fund invests in government, corporate, mortgage-backed and asset-backed securities. The fund also invests in high-quality bonds, as defined.

      d) Balanced Fund - The fund is a mixed portfolio of commingled stocks and bond funds. The fund is made up of international equities, U.S. large cap equities, fixed income securities and U.S. small cap equities.

      e) S&P 500 Stock Index Fund - The fund invests in all 500 U.S. common stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. It may also hold 2% to 5% of its value in S&P 500 futures contracts.

      f) International Index Fund - The fund invests in over 1,000 stocks in major markets outside the United States and Canada. Investments are made in all stocks in the MSCI EAFE Index in approximate proportion to the weighting in the MSCI EAFE Index.

      g) Small Cap Index Fund - The fund attempts to invest in all 2,000 stocks in the Russell 2000 Index in proportion to their weighting in the Russell 2000 Index. The Russell 2000 Index represents the smallest two-thirds of the 3,000 largest U.S. companies. It may also hold 2% to 5% of its value in Russell 2000 Index futures contracts.

      All of the above funds may hold a small cash balance for purposes of liquidity and expense control that is maintained in The Northern Trust Company Collective Short-Term Investment Fund.

3. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of additions and deductions from net assets available for benefits during the reporting period. Actual results could differ from those estimates.

4. The accompanying financial statements are prepared on the accrual basis of accounting. Certain financial statement captions have been changed to conform with the current year presentation.

5. The Company has received a determination from the Internal Revenue Service that the Plan, including all amendments through June 20, 1994, is a qualified profit sharing plan under Section 401(a) of the Internal Revenue Code. The trust formed thereunder is exempt from Federal income tax under Section 501(a). The Plan Administrator and Plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, they believe that the Plan was qualified and the related trust was tax-exempt as of the financial statement date.

6. The Plan's investments are in the General Dynamics Corporation Savings and Stock Investment Plan Master Trust (the "Master Trust"), which was established for the investment of assets of the Plan and the Savings and Stock Investment Plan (the "Plans"). Each participating plan has an undivided interest in the Master Trust. The assets of the Master Trust are held by The Northern Trust Company (the "Trustee"). The recordkeeper is Hewitt Associates. At December 31, 1998 and 1997, the Plan's interest in the net assets of the Master Trust was approximately 18.3% and 16.8%, respectively. Net assets and net participation in the income of the Master Trust are allocated to the Plans according to their percentage interest in the Master Trust.

      The following table presents the reported value of investments for the Master Trust.


                                                                             December 31,
                                                              ----------------------------------------
                                                                     1998                   1997
                                                              ------------------    ------------------
   General Dynamics Corporation common stock                $       762,414,942   $       513,911,736
   Investments in registered investment companies                 1,138,026,273           901,907,398
   Cash and cash equivalents                                         31,805,631            14,594,902
   Loans receivable                                                  28,704,785            22,839,462
   Guaranteed investment contracts                                1,218,525,581         1,255,533,974
                                                              ------------------    ------------------
                                       Total                $     3,179,477,212   $     2,708,787,472
                                                              ==================    ==================

      Investment income for the Master Trust is as follows:

                                                                                 Year Ended
                                                                             December 31, 1998
                                                                            -------------------
             Dividends                                                   $         10,665,773
             Interest                                                              91,525,729
             Net realized and unrealized gains on assets                          401,630,816
                                                                            -------------------
                                                                         $        503,822,318
                                                                            ===================


      Administrative expenses are primarily paid by the Plan, although certain administrative functions are performed by employees of the Company. Although no costs were reimbursed by the Company in 1998, the Plan document provides that these costs may be reimbursed by the Company.

7. In accordance with generally accepted accounting principles, amounts allocated to accounts of participants who have elected to withdraw from the Plan but have not yet been paid as of year end are not reported as liabilities on the statements of net assets available for benefits. However, the Department of Labor requires that these amounts be reported as liabilities on Form 5500. At December 31, 1998 and 1997, amounts payable on withdrawals and distributions were $830,385 and $85,013, respectively. In addition, on the statement of changes in net assets available for benefits, 1998 distributions to withdrawn participants would have been $47,402,078 instead of $46,571,693 if the December 31 amounts payable on withdrawals and distributions had been included.

8. Most investments held by the Master Trust are recorded at quoted market value as stated on public exchanges as of December 31, 1998 and 1997. The Company values the GICs in the Fixed Income Fund in accordance with AICPA Statement of Position No. 94-4, "Reporting of Investment Contracts Held by Health and Welfare Benefit Plans and Defined Contribution Pension Plans." As of December 31, 1998 and 1997, the GICs included in the Master Trust are reported at contract value because they have been determined to be fully benefit responsive. For example, participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at contract value. There are no reserves against contract value for credit risk of the contract issuers or otherwise. The fair value of the GICs at December 31, 1998 was approximately $1.28 billion. The average yield and crediting interest rates ranged from 5.62 percent to 10.0 percent for 1998.

9. During 1998, the assets of the Bath Iron Works ("BIW") Hourly Plan were merged into the Plan and the related Master Trust.

                          GENERAL DYNAMICS CORPORATION               SCHEDULE I
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN        1 OF 2

                 STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1998

                                                                                             MARKET/CONTRACT
                                                                            COST                  VALUE
                                                                     ------------------     -----------------

GENERAL DYNAMICS STOCK FUND:
    Investment in common stock of
         General Dynamics Corporation  *                               $   287,427,476         $   762,414,942

    Temporary investments in
         The Northern Trust Company
              Collective Short-Term Investment Fund  *                       1,896,652               1,896,652
                                                                     ------------------     ------------------

    Total                                                              $   289,324,128         $   764,311,594
                                                                     ==================     ==================

    PROPORTIONATE INTEREST                                                                     $   101,534,200
                                                                                            ==================


FIXED INCOME FUND:
    Investment in the Fixed Income Fund                                $ 1,218,525,580         $ 1,218,525,580

    Temporary investments
         The Northern Trust Company
              Collective Short-Term Investment Fund  *                      26,257,956              26,257,956
                                                                     ------------------     ------------------

    Total                                                              $ 1,244,783,536         $ 1,244,783,536
                                                                     ==================     ==================

    PROPORTIONATE INTEREST                                                                     $   219,353,511
                                                                                            ==================

BOND INDEX FUND:
    Investment in the Bond Index Fund                                  $   145,203,664         $   167,485,221
                                                                     ==================     ==================

    PROPORTIONATE INTEREST                                                                     $    59,364,352
                                                                                            ==================

BALANCED FUND:
    Investment in the Balanced Fund                                    $    61,656,640         $    71,696,277
                                                                     ==================     ==================

    PROPORTIONATE INTEREST                                                                     $    13,711,292
                                                                                            ==================


         The accompanying notes are an integral part of this schedule.

                          GENERAL DYNAMICS CORPORATION               SCHEDULE I
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN        2 OF 2

                 STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1998


                                                                                           Market/Contract
                                                                          Cost                  Value
                                                                   -----------------      -----------------

S&P 500 STOCK INDEX FUND:
    Investment in the S&P 500 Stock Index Fund                        $ 542,185,771           $ 838,059,236
                                                                   =================      =================

    PROPORTIONATE INTEREST                                                                    $ 172,007,100
                                                                                          =================

INTERNATIONAL INDEX FUND:
    Investment in the International Index Fund                        $  13,089,556           $  14,246,751
                                                                   =================      =================

    PROPORTIONATE INTEREST                                                                    $   1,813,651
                                                                                          =================


SMALL CAP INDEX FUND:
    Investment in the Small Cap Index Fund                            $  45,827,472           $  46,538,788
                                                                   =================      =================

    PROPORTIONATE INTEREST                                                                    $   6,671,178
                                                                                          =================


DISTRIBUTION ACCOUNT
    Distribution Account                                              $   3,651,023           $   3,651,023
                                                                   =================      =================

    PROPORTIONATE INTEREST                                                                    $     502,323
                                                                                          =================


LOAN FUND:
    Loans Receivable                                                  $  28,704,785           $  28,704,785
                                                                   =================      =================

    PROPORTIONATE INTEREST                                                                    $   8,732,055
                                                                                          =================


    * denotes party-in-interest



         The accompanying notes are an integral part of this schedule.

                                                                    SCHEDULE II
                                                                        1 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS


                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan              $3,000.00           $2,226.00        $192.20         $774.00


Participant Loan              $5,000.00             $913.26        $319.14       $3,998.91


Participant Loan                $500.00               $0.00          $0.00         $500.00


Participant Loan              $1,500.00             $542.80         $88.52         $957.20


Participant Loan             $10,000.00           $1,970.39        $307.32       $1,145.40


Participant Loan              $6,000.00             $945.15        $439.83       $4,728.94


Participant Loan              $6,000.00           $1,004.00        $442.54       $4,670.09


Participant Loan              $1,500.00             $645.45         $71.17         $562.86


Participant Loan              $7,000.00             $902.40        $371.52       $6,097.60


Participant Loan              $1,800.00             $548.89        $104.43       $1,055.93


Participant Loan             $10,000.00           $2,469.54        $438.63       $7,530.46


                                  (g) Detailed description of loan
                                   including dates of making and
                               maturity, interest rate, the type and
                               value of collateral, any renegotiation
                             of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator            and other material items            (h) Principal   (i) Interest
-------------------------------------------------------------------------------------------------------
Participant Loan             Date of making: 1/9/98                             $256.21          $5.49
                             Maturity: 2/1/99
                             Rate:       8.5%
Participant Loan             Date of making: 10/6/97                            $190.51         $55.97
                             Maturity: 11/1/01
                             Rate:       8.5%
Participant Loan             Date of making: 8/13/98                            $120.94         $10.10
                             Maturity: 9/1/99
                             Rate:      8.5%
Participant Loan             Date of making: 1/20/98                             $51.19          $0.00
                             Maturity: 2/1/00
                             Rate:      8.5%
Participant Loan             Date of making: 12/31/93                           $812.26        $100.15
                             Maturity: 2/28/99
                             Rate:      6.0%
Participant Loan             Date of making: 7/22/97                             $89.62          $2.72
                             Maturity: 8/1/02
                             Rate       8.5%
Participant Loan             Date of making: 6/17/97                            $121.02         $32.86
                             Maturity: 7/1/02
                             Rate:      8.5%
Participant Loan             Date of making: 6/6/97                              $98.60          $3.78
                             Maturity: 7/1/99
                             Rate:      8.5%
Participant Loan             Date of making: 2/20/98                            $236.28         $42.39
                             Maturity: 3/1/02
                             Rate:      8.5%
Participant Loan             Date of making: 6/6/97                              $49.35          $7.45
                             Maturity: 7/1/00
                             Rate:      8.5%
Participant Loan             Date of making: 2/11/98                          $1,083.26        $100.06
                             Maturity: 3/1/00
                             Rate:     8.5%



         The accompanying notes are an integral part of this schedule

                                                                    SCHEDULE II
                                                                        2 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS


                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan              $1,905.00             $476.18         $83.26       $1,428.82


Participant Loan              $1,198.00             $212.15         $39.25           $0.00


Participant Loan              $5,000.00           $1,560.09        $244.21       $3,439.91


Participant Loan             $12,000.00           $1,815.42        $769.90       $9,697.46


Participant Loan              $5,000.00               $0.00          $0.00       $5,000.00


Participant Loan              $1,500.00             $385.48         $37.04       $1,114.52


Participant Loan                $500.00             $214.31         $17.53         $285.69


Participant Loan              $2,000.00              $77.32         $13.50       $1,845.90


Participant Loan                $500.00               $6.73          $5.12         $493.27


Participant Loan              $7,000.00             $507.87        $287.73       $6,492.13


Participant Loan              $6,000.00             $538.56        $285.33       $5,461.44


                                 (g) Detailed description of loan
                                  including dates of making and
                              maturity, interest rate, the type and
                              value of collateral, any renegotiation
                            of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator           and other material items            (h) Principal   (i) Interest
------------------------------------------------------------------------------------------------------
Participant Loan            Date of making: 3/31/98                            $123.43          $9.77
                            Maturity: 4/1/00
                            Rate:      8.5%
Participant Loan            Date of Making: 4/17/98                            $116.53         $13.36
                            Maturity: 5/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 2/2/98                             $216.64         $24.22
                            Maturity: 3/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 8/25/97                            $418.76        $135.24
                            Maturity: 8/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 7/15/97                          $1,133.86        $507.26
                            Maturity: 8/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 6/1/98                             $231.38          $0.00
                            Maturity: 7/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 4/30/98                             $72.05          $1.87
                            Maturity: 5/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 10/28/97                         $1,005.97         $84.47
                            Maturity: 11/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 6/9/98                              $27.42         $12.08
                            Maturity: 7/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 3/6/98                             $263.16         $90.44
                            Maturity: 4/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 3/10/98                            $122.58         $38.41
                            Maturity: 4/1/03
                            Rate:      8.5%


         The accompanying notes are an integral part of this schedule

                                                                    SCHEDULE II
                                                                        3 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS


                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan              $6,500.00             $290.88      $1,300.08       $3,207.76


Participant Loan              $2,500.00             $519.80        $131.20       $1,795.23


Participant Loan              $1,000.00             $566.42         $37.48         $433.58


Participant Loan             $30,000.00           $6,000.00      $1,342.80      $20,500.00


Participant Loan              $3,359.00             $415.46        $157.84       $2,943.54


Participant Loan             $12,000.00           $1,020.01        $570.95      $10,979.99


Participant Loan              $5,000.00             $863.35        $229.25       $4,136.65


Participant Loan              $7,500.00           $2,004.63        $481.03       $5,126.75


Participant Loan                $500.00              $90.70         $10.10         $409.30


Participant Loan              $1,788.00             $268.71        $125.40       $1,471.04


Participant Loan              $2,000.00             $817.76         $67.96       $1,182.24


                                 (g) Detailed description of loan
                                  including dates of making and
                              maturity, interest rate, the type and
                              value of collateral, any renegotiation
                            of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator           and other material items            (h) Principal   (i) Interest
------------------------------------------------------------------------------------------------------
Participant Loan            Date of making: 3/31/97                            $141.49         $24.24
                            Maturity: 4/1/02
                            Rate:      8.25%
Participant Loan            Date of making: 8/11/97                            $260.49         $35.42
                            Maturity: 9/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 3/13/98                             $90.92          $3.02
                            Maturity: 4/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 3/31/97                          $1,000.00        $223.76
                            Maturity: 4/1/02
                            Rate:      8.25%
Participant Loan            Date of making: 3/24/98                             $68.35         $20.83
                            Maturity: 4/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 3/26/98                            $301.94         $76.86
                            Maturity: 4/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 3/23/98                            $140.78         $29.18
                            Maturity: 4/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 9/11/97                            $319.66         $35.44
                            Maturity: 10/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 12/10/98                            $71.24          $2.68
                            Maturity: 1/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 9/16/97                             $35.49         $10.32
                            Maturity: 10/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 4/21/98                            $328.25          $7.25
                            Maturity: 5/1/99
                            Rate:      8.5%


         The accompanying notes are an integral part of this schedule

                                                                    SCHEDULE II
                                                                        4 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS


                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan              $8,000.00           $1,352.15        $521.34       $6,647.85


Participant Loan                $500.00             $120.94         $10.10         $379.06


Participant Loan                $688.00             $242.54         $20.80         $445.46


Participant Loan              $2,500.00           $1,088.52        $132.91       $1,121.59


Participant Loan              $6,200.00             $968.94        $253.70       $2,337.61


Participant Loan              $4,400.00             $493.17        $147.63       $3,906.83


Participant Loan             $18,000.00           $3,508.21        $805.68      $12,163.80


Participant Loan                $978.00             $295.71         $47.83         $682.29


Participant Loan             $12,900.00           $2,150.00        $493.00       $8,600.00


Participant Loan              $5,878.00             $310.94        $163.87       $5,587.06


Participant Loan                $900.00             $270.42         $56.98         $525.15


Participant Loan              $1,000.00             $102.19         $54.23         $897.81


                                 (g) Detailed description of loan
                                  including dates of making and
                              maturity, interest rate, the type and
                              value of collateral, any renegotiation
                            of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator           and other material items            (h) Principal   (i) Interest
------------------------------------------------------------------------------------------------------
Participant Loan            Date of making: 12/17/97                           $249.40         $46.42
                            Maturity: 1/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 6/3/98                              $82.10          $5.26
                            Maturity: 7/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 5/26/98                             $94.08          $2.94
                            Maturity: 6/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 8/6/97                             $134.29          $7.72
                            Maturity: 9/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 4/30/95                            $477.68        $101.48
                            Maturity: 5/1/00
                            Rate:      9.0%
Participant Loan            Date of making: 5/6/98                             $165.04         $27.20
                            Maturity: 6/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 3/31/97                            $463.80         $67.14
                            Maturity: 4/1/02
                            Rate:      8.25%
Participant Loan            Date of making: 11/24/97                           $172.71          $5.02
                            Maturity: 12/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 1/31/97                            $430.00         $84.44
                            Maturity: 2/1/02
                            Rate:      8.25%
Participant Loan            Date of making: 3/2/98                             $338.75        $154.68
                            Maturity: 4/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 6/24/97                             $21.36          $0.00
                            Maturity: 2/18/99
                            Rate:      8.5%
Participant Loan            Date of making: 2/25/98                             $22.11          $6.33
                            Maturity: 3/1/03
                            Rate:      8.5%


         The accompanying notes are an integral part of this schedule

                                                                    SCHEDULE II
                                                                        5 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS


                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan              $2,384.00             $176.34         $57.81       $2,207.66


Participant Loan             $22,000.00           $1,700.76        $903.24      $20,299.24


Participant Loan              $1,000.00             $188.59         $51.98         $811.41


Participant Loan                $600.00              $44.01          $4.35         $555.99


Participant Loan              $2,500.00             $462.62        $129.20       $2,037.38


Participant Loan              $6,500.00             $330.96         $86.47      $23,720.07


Participant Loan              $8,500.00             $724.77        $290.79      $29,662.52


Participant Loan              $1,000.00             $300.69         $62.59         $583.09


Participant Loan              $4,500.00             $187.71         $93.78       $4,312.29


Participant Loan              $1,034.00               $0.00          $0.00       $1,034.00


Participant Loan              $5,055.00             $953.33        $262.39       $4,101.67


Participant Loan              $5,000.00             $622.02        $303.90       $4,377.98


                                 (g) Detailed description of loan
                                  including dates of making and
                              maturity, interest rate, the type and
                              value of collateral, any renegotiation
                            of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator           and other material items            (h) Principal   (i) Interest
------------------------------------------------------------------------------------------------------
Participant Loan            Date of making: 5/5/98                             $180.12         $37.35
                            Maturity: 4/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 2/17/98                          $1,035.69        $422.55
                            Maturity: 3/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 2/2/98                              $38.05          $5.69
                            Maturity: 3/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 8/4/98                             $101.16          $7.65
                            Maturity: 9/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 1/14/98                            $169.47         $27.81
                            Maturity: 2/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 6/3/97                           $1,726.60        $317.65
                            Maturity: 7/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 5/27/98                            $186.88         $54.92
                            Maturity: 6/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 6/13/97                             $23.70          $0.00
                            Maturity: 7/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 3/6/98                              $25.59          $0.00
                            Maturity: 4/21/99
                            Rate:      8.5%
Participant Loan            Date of making: 6/11/98                            $420.16         $30.94
                            Maturity: 7/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 2/18/98                            $192.33         $28.71
                            Maturity: 3/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 12/9/97                            $143.67         $58.68
                            Maturity: 1/1/03
                            Rate:      8.5%


         The accompanying notes are an integral part of this schedule

                                                                    SCHEDULE II
                                                                        6 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS


                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan              $4,000.00             $409.30        $205.93       $3,428.27


Participant Loan              $3,888.00             $554.22        $283.00       $3,333.78


Participant Loan              $6,000.00           $1,200.00        $268.56       $4,200.00


Participant Loan              $1,000.00             $188.48         $19.53         $811.52


Participant Loan             $22,000.00           $2,274.89      $1,187.13      $19,725.11


Participant Loan              $1,300.00               $0.00          $0.00       $1,288.74


Participant Loan              $5,200.00             $684.16        $155.12       $3,669.21


Participant Loan              $4,875.00              $36.46         $34.58       $4,838.54


Participant Loan              $6,106.00             $741.22        $287.02       $5,364.78


Participant Loan              $6,617.00               $0.00          $0.00       $6,617.00


Participant Loan                $551.00              $46.25         $22.60         $508.35


Participant Loan              $1,698.00             $154.45         $80.72       $1,543.55


                                 (g) Detailed description of loan
                                  including dates of making and
                              maturity, interest rate, the type and
                              value of collateral, any renegotiation
                            of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator           and other material items            (h) Principal   (i) Interest
------------------------------------------------------------------------------------------------------
Participant Loan            Date of making: 8/15/97                            $275.87         $93.26
                            Maturity: 9/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 11/18/97                            $97.22         $23.40
                            Maturity: 12/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 3/31/97                            $300.00         $67.14
                            Maturity: 3/1/02
                            Rate:      8.25%
Participant Loan            Date of making: 7/17/98                            $135.55          $5.36
                            Maturity: 8/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 1/28/98                            $776.48        $275.10
                            Maturity: 2/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 7/9/97                             $525.74        $111.00
                            Maturity: 8/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 1/31/97                            $375.95         $77.56
                            Maturity: 2/1/02
                            Rate:      8.25%
Participant Loan            Date of making: 2/18/98                          $1,068.62        $245.62
                            Maturity: 3/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 3/24/98                            $138.21         $37.87
                            Maturity: 4/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 2/25/98                            $729.22        $398.10
                            Maturity: 3/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 3/26/98                             $18.13          $7.10
                            Maturity: 4/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 3/16/98                             $32.68         $10.87
                            Maturity: 4/1/03
                            Rate:      8.5%


         The accompanying notes are an integral part of this schedule

                                                                    SCHEDULE II
                                                                        7 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS


                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan              $6,000.00             $700.84        $345.59       $5,055.59


Participant Loan             $30,000.00           $4,593.02      $2,225.38      $25,406.98


Participant Loan                $939.00             $108.97         $18.95         $830.03


Participant Loan              $1,000.00              $36.97         $14.06         $963.03


Participant Loan             $16,500.00           $2,574.90      $1,143.25      $13,255.42


Participant Loan              $5,000.00           $1,406.14        $290.40       $3,012.37


Participant Loan             $13,600.00           $2,720.04        $530.76       $2,719.84


Participant Loan              $2,194.00             $468.26         $83.98       $1,725.74


Participant Loan              $4,500.00             $988.92        $286.32       $3,165.54


Participant Loan             $10,000.00             $890.82        $341.58       $9,109.18


Participant Loan              $2,090.00               $0.00          $0.00       $2,090.00


Participant Loan             $10,000.00           $2,564.14        $592.26       $6,944.38


                                 (g) Detailed description of loan
                                  including dates of making and
                              maturity, interest rate, the type and
                              value of collateral, any renegotiation
                            of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator           and other material items            (h) Principal   (i) Interest
------------------------------------------------------------------------------------------------------
Participant Loan            Date of making: 8/5/97                             $326.65        $104.24
                            Maturity: 9/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 10/13/97                           $874.11        $309.64
                            Maturity: 11/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 4/29/98                            $148.88         $21.68
                            Maturity: 5/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 4/20/98                            $189.67         $43.61
                            Maturity: 5/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 8/18/97                            $250.25         $93.84
                            Maturity: 9/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 6/17/97                            $215.98         $20.76
                            Maturity: 7/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 8/31/94                            $453.34         $88.46
                            Maturity: 10/1/99
                            Rate:      7.25%
Participant Loan            Date of making: 4/20/98                            $133.86         $11.87
                            Maturity: 5/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 6/17/97                             $88.51         $22.37
                            Maturity: 7/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 4/28/98                            $365.23        $127.73
                            Maturity: 5/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 8/20/98                            $242.25         $42.84
                            Maturity: 9/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 9/24/97                            $534.89         $96.39
                            Maturity: 10/1/00
                            Rate:      8.5%


         The accompanying notes are an integral part of this schedule

                                                                    SCHEDULE II
                                                                        8 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS


                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan              $9,000.00           $2,981.76        $427.68       $1,313.48


Participant Loan              $5,000.00             $790.51        $229.25       $4,209.49


Participant Loan              $2,000.00             $563.44        $147.32       $1,436.56


Participant Loan              $8,000.00           $1,051.86        $466.90       $6,623.26


Participant Loan              $5,000.00             $701.36        $265.60       $4,298.64


Participant Loan              $3,500.00             $522.12        $249.30       $2,930.82


Participant Loan              $2,094.00             $644.50        $102.14       $1,449.50


Participant Loan             $10,000.00           $1,990.36        $447.48       $6,720.73


Participant Loan              $9,000.00             $864.75        $435.45       $8,135.25


Participant Loan              $3,000.00           $1,145.90        $149.61       $1,506.27


Participant Loan              $2,400.00             $480.00        $107.52       $1,492.24


Participant Loan              $1,983.00             $360.43        $140.59       $1,622.57


                                 (g) Detailed description of loan
                                  including dates of making and
                              maturity, interest rate, the type and
                              value of collateral, any renegotiation
                            of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator           and other material items            (h) Principal   (i) Interest
------------------------------------------------------------------------------------------------------
Participant Loan            Date of making: 1/31/96                            $568.11         $71.28
                            Maturity: 6/10/99
                            Rate:      8.5%
Participant Loan            Date of making: 3/19/98                            $213.62         $29.18
                            Maturity: 4/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 11/24/97                            $47.40          $0.00
                            Maturity: 12/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 8/15/97                            $406.74        $167.93
                            Maturity: 6/13/99
                            Rate:      8.5%
Participant Loan            Date of making: 2/17/98                            $111.89         $30.31
                            Maturity: 3/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 10/9/97                             $69.14         $20.56
                            Maturity: 11/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 2/18/98                             $99.67         $10.13
                            Maturity: 3/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 3/31/97                             $54.13          $0.00
                            Maturity: 4/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 2/26/98                            $255.02        $106.18
                            Maturity: 3/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 8/25/97                            $321.46         $19.47
                            Maturity: 9/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 3/31/97                            $132.24         $26.88
                            Maturity: 4/1/02
                            Rate:      8.25%
Participant Loan            Date of making: 11/12/97                            $74.31         $11.23
                            Maturity: 12/1/02
                            Rate:      8.5%


         The accompanying notes are an integral part of this schedule

                                                                    SCHEDULE II
                                                                        9 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS



                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan              $1,000.00             $168.80         $67.40         $773.41


Participant Loan                $600.00              $23.08          $8.42         $576.92


Participant Loan             $20,000.00           $1,362.69        $720.27      $18,637.31


Participant Loan              $4,000.00             $833.40        $147.80       $1,573.39


Participant Loan              $8,000.00             $679.78        $381.14       $7,320.22


Participant Loan              $4,036.00           $1,553.37        $235.08       $2,482.63


Participant Loan             $20,500.00           $1,578.24        $841.30      $18,921.76


Participant Loan              $3,000.00             $231.07         $41.67       $2,768.93


Participant Loan              $1,000.00             $107.09         $41.13         $829.91


Participant Loan                $677.00              $27.12        $422.34         $254.66


Participant Loan              $4,000.00             $999.43        $175.73       $3,000.57


Participant Loan              $7,000.00           $1,400.04        $313.32       $4,773.68


                                 (g) Detailed description of loan
                                  including dates of making and
                              maturity, interest rate, the type and
                              value of collateral, any renegotiation
                            of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator           and other material items            (h) Principal   (i) Interest
------------------------------------------------------------------------------------------------------
Participant Loan            Date of making: 6/30/97                             $15.06          $5.50
                            Maturity: 7/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 8/28/98                             $46.44          $3.96
                            Maturity: 9/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 4/27/98                            $558.67        $230.33
                            Maturity: 5/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 3/31/97                            $323.61         $44.34
                            Maturity: 4/1/01
                            Rate:      8.25%
Participant Loan            Date of making: 3/31/98                            $201.29         $51.31
                            Maturity: 4/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 12/29/97                           $212.06         $17.22
                            Maturity: 1/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 4/29/98                            $391.08        $133.23
                            Maturity: 5/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 7/17/98                            $272.74         $42.48
                            Maturity: 3/15/99
                            Rate:      8.5%
Participant Loan            Date of making: 12/11/97                            $92.82         $30.46
                            Maturity: 1/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 2/20/98                             $80.10          $1.62
                            Maturity: 5/13/99
                            Rate:      8.5%
Participant Loan            Date of making: 3/2/98                             $259.18         $20.62
                            Maturity: 4/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 2/28/97                            $223.75         $26.11
                            Maturity: 3/1/02
                            Rate:      8.25%


         The accompanying notes are an integral part of this schedule

                                                                    SCHEDULE II
                                                                       10 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS




                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan              $2,100.00              $47.04        $188.58       $1,561.42


Participant Loan              $6,000.00           $2,000.04        $264.60       $2,833.27


Participant Loan              $7,000.00           $1,198.35        $525.45       $5,517.61


Participant Loan              $3,500.00             $472.34        $139.66       $3,021.66


Participant Loan              $4,300.00           $1,011.86        $174.79       $1,459.49


Participant Loan              $7,500.00           $1,718.77        $305.03       $4,577.23


Participant Loan              $1,900.00             $479.53         $41.88         $757.85


Participant Loan              $2,058.00             $313.44        $140.74       $1,632.86


Participant Loan                $832.00              $54.23         $28.30         $777.77


Participant Loan              $3,000.00           $1,332.85         $94.30       $3,000.00


Participant Loan              $8,000.00           $1,251.41        $320.40       $3,610.11


Participant Loan              $6,800.00           $1,690.22        $402.63       $4,775.76


                                 (g) Detailed description of loan
                                  including dates of making and
                              maturity, interest rate, the type and
                              value of collateral, any renegotiation
                            of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator           and other material items            (h) Principal   (i) Interest
------------------------------------------------------------------------------------------------------
Participant Loan            Date of making: 1/31/97                            $213.42         $47.04
                            Maturity: 2/1/02
                            Rate:      8.25%
Participant Loan            Date of making: 2/28/97                            $333.34         $33.35
                            Maturity: 3/1/00
                            Rate:      8.25%
Participant Loan            Date of making: 6/2/97                             $209.80         $41.58
                            Maturity: 7/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 4/3/98                             $140.40         $21.10
                            Maturity: 5/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 2/29/96                            $115.96         $15.98
                            Maturity: 3/1/00
                            Rate:      8.25%
Participant Loan            Date of making: 3/31/97                            $358.48         $55.46
                            Maturity: 4/1/01
                            Rate:      8.25%
Participant Loan            Date of making: 3/31/97                            $520.42         $41.88
                            Maturity: 4/1/99
                            Rate:      8.25%
Participant Loan            Date of making: 7/11/97                             $41.30         $11.52
                            Maturity: 8/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 5/20/98                             $14.23          $5.42
                            Maturity: 6/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 9/25/98                            $105.73         $42.21
                            Maturity: 10/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 4/30/95                          $1,109.31        $152.79
                            Maturity: 5/1/00
                            Rate:      9.0%
Participant Loan            Date of making: 9/3/97                             $417.38         $65.53
                            Maturity: 10/1/00
                            Rate:      8.5%


         The accompanying notes are an integral part of this schedule

                                                                    SCHEDULE II
                                                                       11 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS



                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan              $2,500.00             $343.55        $157.11       $2,020.83


Participant Loan              $4,452.00             $600.93        $177.39       $3,851.07


Participant Loan              $3,670.00             $489.83        $225.22       $2,930.05


Participant Loan             $11,000.00           $1,223.08        $653.18       $9,629.15


Participant Loan              $8,000.00           $1,969.02        $431.05       $5,100.93


Participant Loan              $2,000.00             $312.18        $137.12       $1,587.01


Participant Loan              $1,258.00               $0.00          $0.00       $1,258.00


Participant Loan              $7,000.00           $1,604.24        $294.68       $3,062.32


Participant Loan              $2,500.00             $298.33         $84.08       $2,201.67


Participant Loan              $4,200.00             $791.50        $172.26       $2,912.76


Participant Loan              $5,500.00             $148.30        $112.10       $5,351.70


Participant Loan              $7,500.00               $0.00          $0.00       $6,038.23


                                 (g) Detailed description of loan
                                  including dates of making and
                              maturity, interest rate, the type and
                              value of collateral, any renegotiation
                            of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator           and other material items            (h) Principal   (i) Interest
------------------------------------------------------------------------------------------------------
Participant Loan            Date of making: 7/22/97                            $115.54          $0.00
                            Maturity: 8/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 3/6/98                             $293.12         $52.80
                            Maturity: 4/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 6/11/97                            $147.68         $40.51
                            Maturity: 7/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 10/7/97                            $633.97        $197.93
                            Maturity: 11/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 6/30/97                            $626.02         $68.14
                            Maturity: 7/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 7/29/97                             $40.12         $11.23
                            Maturity: 8/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 8/27/98                            $145.82         $25.78
                            Maturity: 9/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 6/30/96                            $291.68         $41.76
                            Maturity: 7/1/00
                            Rate:      8.25%
Participant Loan            Date of making: 5/28/98                             $75.56         $15.49
                            Maturity: 6/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 12/31/96                           $322.76         $15.49
                            Maturity: 1/1/02
                            Rate:      8.25%
Participant Loan            Date of making: 7/13/98                            $150.41         $40.55
                            Maturity: 8/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 8/31/96                          $1,913.23        $419.70
                            Maturity: 9/1/01
                            Rate:      8.25%


         The accompanying notes are an integral part of this schedule

                                                                    SCHEDULE II
                                                                       12 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS



                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan             $10,000.00           $1,192.73        $602.24       $8,807.27


Participant Loan              $7,643.00           $1,253.11         $86.59       $7,436.51


Participant Loan              $3,000.00             $813.31        $205.65       $2,186.87


Participant Loan              $2,500.00             $312.86        $149.29       $2,153.59


Participant Loan             $10,000.00             $543.16        $277.40       $9,456.84


Participant Loan              $6,480.00             $351.81        $200.61       $6,128.19


Participant Loan              $1,967.00              $43.35         $14.01       $1,923.65


Participant Loan              $6,000.00           $1,200.00        $268.56       $3,330.60


Participant Loan              $1,000.00             $420.71         $57.03         $513.69


Participant Loan              $2,500.00             $585.97         $95.75       $1,914.03


Participant Loan             $25,000.00           $3,025.18      $1,463.39      $21,300.86


Participant Loan              $2,500.00             $601.61        $148.03       $1,775.51


                                 (g) Detailed description of loan
                                  including dates of making and
                              maturity, interest rate, the type and
                              value of collateral, any renegotiation
                            of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator           and other material items            (h) Principal   (i) Interest
------------------------------------------------------------------------------------------------------
Participant Loan            Date of making: 3/11/98                            $194.45         $61.98
                            Maturity: 2/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 9/17/98                            $382.25         $51.95
                            Maturity: 10/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 2/18/99                            $103.06         $15.40
                            Maturity: 3/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 10/21/97                           $108.81         $45.24
                            Maturity: 11/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 4/17/98                            $417.54        $197.88
                            Maturity: 5/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 2/18/98                            $453.98        $190.51
                            Maturity: 3/1/03
                            Rate:      8.5%
Participant Loan            Date of making: 9/14/98                             $53.25         $13.67
                            Maturity: 10/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 7/31/96                            $130.06         $22.38
                            Maturity: 8/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 9/29/97                             $76.19          $3.43
                            Maturity: 10/1/99
                            Rate:      8.5%
Participant Loan            Date of making: 4/17/98                            $100.09         $13.53
                            Maturity: 5/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 9/19/97                          $1,224.74        $442.45
                            Maturity: 10/1/02
                            Rate:      8.5%
Participant Loan            Date of making: 9/22/97                            $173.19         $24.09
                            Maturity: 10/1/00
                            Rate:      8.5%


         The accompanying notes are an integral part of this schedule

                                                                    SCHEDULE II
                                                                       13 OF 13


           GENERAL DYNAMICS HOURLY SAVINGS AND STOCK INVESTMENT PLAN LINE 27b -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS



                                                      Amount received           (f) Unpaid
                               (c) Original        during reporting year        balance at
 (b) Identity of obligator    amount of loan   (d) Principal   (e) Interest     end of year
--------------------------------------------------------------------------------------------
Participant Loan              $1,500.00             $429.78         $74.22       $1,070.22


Participant Loan              $1,800.00              $91.02         $22.60       $1,530.75


Participant Loan              $3,600.00             $406.82        $120.98       $3,193.18


Participant Loan              $5,000.00             $747.76        $199.16       $4,252.24


                                 (g) Detailed description of loan
                                  including dates of making and
                              maturity, interest rate, the type and
                              value of collateral, any renegotiation
                            of the loan and terms of the renegotiation           Amount overdue
 (b) Identity of obligator           and other material items            (h) Principal   (i) Interest
------------------------------------------------------------------------------------------------------
Participant Loan            Date of making: 2/24/98                            $102.89          $7.36
                            Maturity: 3/1/00
                            Rate:      8.5%
Participant Loan            Date of making: 12/3/98                            $474.81         $93.29
                            Maturity: 11/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 2/13/98                            $409.50         $85.28
                            Maturity: 3/1/01
                            Rate:      8.5%
Participant Loan            Date of making: 3/31/98                            $256.37         $59.27
                            Maturity: 4/1/01
                            Rate:      8.5%


         The accompanying notes are an integral part of this schedule

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan Administrator has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GENERAL DYNAMICS CORPORATION
                                  As Plan Administrator of the General Dynamics
                                       Corporation Hourly Employees Savings and
                                                          Stock Investment Plan

                                                   By      /s/  David A. Savner
                                                      --------------------------
                                                           David A. Savner
                                                              Secretary


Dated:  June 30, 1999

                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into General Dynamics Corporation's previously filed Registration Statement on Form S-8, File No. 2-23904.



                                               By      /s/  Arthur Andersen LLP
                                                 ------------------------------
                                                           Arthur Andersen LLP



Washington, D.C.
June 30, 1999